SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 19, 2007

FIRSTBANK CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-14209 (Commission File Number)	38-2633910 (IRS Employer Identification no.)

311 Woodworth Avenue Alma, Michigan (Address of principal executive office)	48801 (Zip Code)

Registrant’s telephone number,
including area code: (989) 463-3131

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01      OTHER EVENTS

On June 19, 2007, the shareholders of ICNB Financial Corporation voted to approve the merger with and into Firstbank Corporation. The merger is expected to be completed effective July 1, 2007. A copy of the press release announcing the shareholder approval is filed as Exhibit 99.1 to this report.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

99.1	Press Release of Firstbank Corporation announcing that the shareholders of ICNB Financial Corporation have approved the merger with and into Firstbank Corporation.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 19, 2007	FIRSTBANK CORPORATION (Registrant) By: /s/ James Wheeler —————————————— James Wheeler Vice President